HCM Hedged Equity ETF

HAWG

SUMMARY PROSPECTUS

July 17, 2026

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, at www.howardcmetfs.com/. You can also get this information at no cost by calling 1-770-642-4902 or by sending an email request to OrderHCMETFs@ultimusfundsolutions.com. The Fund’s Statutory Prospectus and Statement of Additional Information dated July 17, 2026, are incorporated by reference into this Summary Prospectus.

Shares of the Fund are listed and traded on NYSE Arca, Inc. (the “Exchange”).

Investment Objective: The Fund seeks to provide long-term capital appreciation

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.40%
Total Annual Fund Operating Expenses	1.35%
(1)	Estimated for the current fiscal period.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$137	$428

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced operations, the portfolio turnover rate is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that invests in large capitalization securities of companies included in the S&P 500® Index and Nasdaq-100 Index® while hedging a portion of overall market exposure through an option overlay strategy and managing risk through the HCM BuyLine® (“BuyLine®”), a proprietary quantitative investment model. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities represented in the S&P 500® Index (by replicating the Solactive US Large Cap Index) and Nasdaq-100 Index (by replicating the Solactive United States Technology 100 Index). The Fund is
non-diversified, which means that a meaningful portion of the Fund’s assets may be invested in the securities of fewer companies than a diversified fund.

The Fund is non-diversified, which means that a meaningful portion of the Fund’s assets may be invested in the securities of fewer companies than a diversified fund.

Equity Strategy

With respect to that portion of the Fund invested in equity securities represented by the S&P® 500 Index and the Nasdaq-100 Index, the Fund allocates approximately 50% of its portfolio to securities represented in the S&P 500® Index and 50% of its portfolio to securities represented in the Nasdaq 100 Index®.

Option Overlay Strategy

The Fund’s adviser, Howard Capital Management, LLC (the “Adviser”), engages a sub-adviser to purchase and sell exchange traded put options and sell exchange traded call options through an options overlay strategy, known as a “put/spread collar” strategy, to provide a continuous market hedge for approximately 80% of the Fund’s equity exposure.

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The options overlay strategy seeks to offer partial downside protection from the put options, while providing income from writing index call options or writing options on index-tracking ETFs, to reduce risk and volatility associated with typical long-only equity strategies.

The Fund buys put options on an index, index-tracking ETF, or securities at a near the current market strike price and sells put options on those securities at a lower strike price, resulting in a “put option spread.” The put option spread is intended to hedge against the first 10% of market declines of such securities. If the market goes down, the Fund’s returns may fall less than the market because the sub-adviser will exercise the put option and sell the securities at the strike price or sell the put option.

At the same time as the Fund buys and sells put options, the Fund sells call option on the index or index-tracking ETF. When the Fund sells call options, it receives premiums which are used to offset the cost of the put option spread. When markets are rising, the written call option will likely be exercised once the market price of the option rises above the strike price. The Fund forgoes the opportunity to benefit from the potential increases in the value of the option beyond that of the strike price. This protection against large losses and limitation on potential gains is known as a “collar.”

The Fund implements the overlay strategy though a laddered approach so that four staggered option tranches are maintained throughout a 12-month period with one tranche maturing or resetting every quarter. The sub-adviser has discretion to determine the amount of exposure related to each option tranche and allocate assets to a particular tranche in reaction to market conditions, manage investors flows or improve tax management of the Fund.

HCM BuyLine®

The Adviser uses the HCM BuyLine® , its proprietary quantitative investment model, to determine when the Fund should be in or out of the market with respect to the remaining unhedged 20% of the Fund’s equity exposure. The BuyLine® uses trend analysis to help identify the broad trend in the equity market. When the trend is down, the Fund reduces exposure to equities and may move to cash and cash equivalents, and when the trend is up, the Fund increases exposure to equities. The BuyLine® is intended to reduce drawdowns during sustained market declines while maintaining participation in long-term equity market growth.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

The following describes the risks of invest in the Fund. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk: The portfolio managers’ judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

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Authorized Participant Risk: Only an authorized participant that has entered into a contractual arrangement with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. The Fund’s distributor has entered into contracts with only a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem large blocks of shares known as “Creation Units,” Fund shares (“Shares”) may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized participant risk may be heightened for ETFs that invest in non-U.S. securities or other securities.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Derivatives Risk: The Fund may gain exposure to options. The Fund’s exposure to derivatives, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Securities Risk: Fluctuations in the value of equity securities held by the Fund causes the NAV of the Fund to fluctuate.

ETF Structure Risk: The Fund is structured as an ETF and is subject to special risks, including:

o	Not Individually Redeemable: Shares are not individually redeemable and may be redeemed by the Fund at NAV only in Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
o	Trading Issues: An active trading market for Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for Shares.
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o	Market Price Variance Risk: The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

Fluctuation of Net Asset Value Risk: The NAV of Shares generally fluctuates with changes in the market value of the Fund’s holdings. The market prices of Shares generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Exchange. The adviser cannot predict whether the Shares will trade below, at or above their NAV.

Index Provider Risk: There is no assurance that the index provider will compile the indexes accurately, or that the indexes will be determined, composed or calculated accurately. While the index provider gives descriptions of what each index is designed to achieve, the index provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the index, and does not guarantee that its index will be in line with its methodology.

Investment Model Risk: Like all quantitative analysis, the Adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. No assurance can be given that the Fund will be successful under all or any market conditions.

Growth Stock Risk: Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Large Capitalization Stock Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation
(or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, tariffs and trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

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No History of Operations Risk: The Fund is a new fund without any history of operations for investors to evaluate.

Non-diversified Risk: The Fund is classified as non-diversified. A non-diversified fund may invest a greater percentage of its assets in the securities of fewer companies than a diversified fund. This gives the portfolio manager the flexibility to hold large positions in a few issuers. A price change in the securities of an issuer may have a greater impact on the Fund’s share price than would be the case in a diversified fund and the Fund may be more volatile than if it was diversified.

Put/Spread Collar Strategy Risk: The put/collar strategy used to seek to protect the Fund against a decline in value may not work as intended. The Fund’s collar strategy will consist of call options positions and long put options positions. The Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the options positions through the purchase or sale of offsetting identical options prior to the expiration of the options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to purchase or sell options at times that may be desirable or advantageous to do so. The sub-adviser’s execution of the put/spread collar strategy may not produce its intended results.

Securities Market Risk: The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Technology Sector Risk: Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of its indexes. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in its indexes, pricing differences, the Fund’s cash holdings, difference in timing of the accrual of dividends, changes to its indexes or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while the indexes do not.

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Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Summary Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information is available at no cost by visiting www.howardcmetfs.com or by calling 1-770-642-4902.

Investment Adviser: Howard Capital Management, LLC.

Investment Sub-Adviser: Milliman Financial Risk Management LLC (the “Sub-Adviser”)

Portfolio Managers: Vance Howard, President, CEO, Chairman of the Board and Founder of the Adviser; Steven Meyer, Junior Portfolio Manager of the Adviser; Will Stark, Managing Director and Junior Portfolio Manager of the Adviser;
Robert T. Cummings, Principal and Managing Director of the Sub-Adviser; Jeffrey R. Greco, Portfolio Manager of the Sub-Adviser; Rebekah E. Lipp, Portfolio Manager of the
Sub-Adviser; and Maria Schiopu, Director of ETF Research of the Sub-Adviser, have each served the Fund as its portfolio managers since it commenced operations.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the second market (the “bid-ask spread”). Information on the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads www.howardcmetfs.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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